UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

KANSAS GAS AND ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

KANSAS	1-7324	48-1093840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 208, Wichita, Kansas	67201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(316) 261-6611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KANSAS GAS AND ELECTRIC COMPANY

Section 8. Other Events

Item 8.01 - Other Events

Westar Energy, Inc., our sole shareholder, is a holding company under the Public Utility Holding Company Act of 1935 as a result of its ownership of us and Westar Generating, Inc., which is also a wholly owned subsidiary of Westar Energy. Currently, Westar Energy claims an exemption from registration under the 1935 Act based on its operations being conducted “predominantly” within the State of Kansas. Following a recent decision by the Securities and Exchange Commission (SEC) with respect to its interpretation of the criteria that must be satisfied to claim a “predominantly” intrastate exemption, some companies that previously claimed an exemption from registration under the 1935 Act have disclosed the potential for losing their exemption from registration or, in the alternative, registered under the 1935 Act. Westar Energy, like other companies claiming an exemption from registration, has been asked by the SEC to provide additional information regarding its eligibility for an exemption from registration and has responded to the SEC’s requests.

As a result of the amount of sales of wholesale electricity outside of the State of Kansas by Westar Energy’s energy marketing operations, it is possible that the SEC could question its eligibility for an exemption from registration under the 1935 Act. In that event, Westar Energy would evaluate Westar Energy’s options, including filing an application for exemption and asking the SEC to formally consider that request, becoming a registered holding company, restructuring its operations in a manner that would allow it to maintain eligibility to claim an exemption or reorganizing its organizational structure to consolidate all utility operations into one entity so that Westar Energy is no longer a utility holding company.

In the event Westar Energy elects to register, the 1935 Act and related regulations issued by the SEC would govern its activities and activities of its subsidiaries with respect to the acquisition, issuance and sale of securities, acquisition and sale of utility assets, certain transactions among affiliates, engaging in business activities not directly related to the utility or energy business and other matters. We are unable to predict the outcome of this inquiry, however, we do not believe that Westar Energy becoming a registered holding company under the 1935 Act or taking steps, together with us, to reorganize its corporate structure to avoid registration would have a material impact on us.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kansas Gas and Electric Company

Date: October 22, 2004	By:	/s/ LARRY D. IRICK
Larry D. Irick, Secretary